UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2024

ORION ENERGY SYSTEMS, INC.

(Exact name of Registrant as Specified in Its Charter)

Wisconsin	01-33887	39-1847269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2210 Woodland Drive
Manitowoc, Wisconsin		54220
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 920 892-9340

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	OESX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Effective April 22, 2024, Orion Energy Systems, Inc. (the “Company”), with Bank of America, N.A. as lender, executed Amendment No. 2 (“Amendment No. 2”) to its Loan and Security Agreement dated December 29, 2020 and amended previously on November 4, 2022 (the “LSA”). The primary purpose of Amendment No. 2 was to add a $3.525 million mortgage loan facility to the LSA secured by the Company’s office headquarters property in Manitowoc, Wisconsin. Amendment No. 2 also broadened the definition of receivables to encompass government receivables as being eligible to be included in the Company’s borrowing base calculation for the purpose of establishing the Company’s monthly borrowing availability under the LSA.

As of March 31, 2024, the Company had a net available liquidity position of $15.3 million, comprised of net borrowing availability under the LSA of approximately $10.1 million and $5.2 million of cash, as determined on a preliminary unaudited basis. By entering into Amendment No. 2, the Company has added approximately $5.1 million to its net available liquidity position ($3.525 million in mortgage proceeds and $1.6 million of borrowing base enhancements).

The foregoing description of Amendment No. 2 and the LSA as amended by Amendment No. 2 is qualified in its entirety by reference to the full text of Amendment No. 2, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed above under Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1	Amendment No. 2 to Loan and Security Agreement, dated effective as of April 22, 2024, among Orion Energy Systems, Inc., Bank of America, N.A., as lender, and the subsidiary borrowers party thereto.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION ENERGY SYSTEMS, INC.

Date:	April 24, 2024	By:	/s/ J. Per Brodin
J. Per Brodin Chief Financial Officer